Assets held for sale and discontinued operations	12 Months Ended
Dec. 31, 2019
Assets held for sale and discontinued operations
Assets held for sale and discontinued operations

7.Assets held for sale and discontinued operations

QIWI Box

During the fourth quarter of 2019, due to underperformance on key metrics, the BoD of the Company decided to discontinue the operations of the QIWI Box project. Immediately before the classification of QIWI Box assets as held for sale, the recoverable amount was estimated for certain items of property, plant and equipment and an impairment loss was identified (pls refer to Note 12), the remaining part of property, plant and equipment which was classified as assets held for sale, amounted to 123. As at December 31, 2019, there was no further impairment as the carrying amount of the disposal group did not fall below its fair value less costs to sell.